Exhibit 10.16

Form RD 4279-14	FORM APPROVED
(11-09)	OMB No. 0570-0017

UNITED STATES DEPARTMENT OF AGRICULTURE

RURAL DEVELOPMENT

UNCONDITIONAL GUARANTEE

BUSINESS AND INDUSTRY GUARANTEED LOAN PROGRAM

RBS Loan #	10-087-177336336
RBS Loan Name
Borrower	ERIN PROPERTY HOLDINGS, LLC
Guarantor	AdCare Health Systems, Inc.

Lender	BANK OF ATLANTA
Date	July 27, 2011
Note Amount	$5,000,000.00

1.               GUARANTEE

Guarantor unconditionally guarantees payment to Lender of 100% of all amounts owing under the Note including any costs, due under the Note when Lender makes written demand upon Guarantor. Lender is not required to seek payment from any other source before demanding payment from Guarantor. This Guarantee remains in effect until the Note is paid in full.

2.               NOTE

The “Note” is the promissory note dated July 27, 2011 in the principal amount of Five Million and No/100 Dollars, from Borrower to Lender, including any assumptions, renewals, substitutions, o replacements of the note. The term “Note,” also includes any notes issued under the multi-note system and any assumptions, renewals, substitutions, or replacements of the notes.

Guarantor Initial:	/s/ ILLEGIBLE

According to the Paperwork Reduction Act of 1995, an agency may not conduct or sponsor, and a person is not required to respond to a collection of information unless it displays a valid OMB control number. The valid OMB control number for this information collection is 0570-0017. The time required to complete this information collection is estimated to average 30 minutes per response including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.

3.               DEFINITIONS

‘‘Collateral’’ means any property taken as security for payment of the Note or any guarantee of the Note, whether tangible or intangible, including life insurance policies, inventory, and contract rights.

‘‘Guarantor’’ also includes single and multiple Guarantors who sign this Guarantee.

“Loan’’ means the loan evidenced by the Note.

‘‘Loan Documents’’ means the documents related to the Loan signed by Borrower, Guarantor, or any other guarantor, or anyone who pledges Collateral.

‘‘RBS’’ means Rural Business Cooperative Service, an Agency of the United States Department of Agriculture, Rural Development.

4.               LENDER’S GENERAL POWERS

With RBS prior written consent, Lender may take any of the following actions at any time, without notice to the Guarantor, without Guarantor’s consent and without making demand upon Guarantor.

A.           Modify the terms of the Note or any other Loan Document except to increase the amounts due under the Note;

B.             Refrain from taking any action on the Note, the collateral, or any guarantee;

C.             Compromise or settle with the Borrower or any guarantor of the Note;

D.            Release any Borrower or any guarantor of the Note;

E.              Substitute or release any of the Collateral, whether or not Lender receives anything in return;

F.              Foreclose upon or otherwise obtain, and dispose of, any Collateral at public or private sale, with or without advertisement;

G.             Bid or buy at any sale of Collateral by Lender or any other lien holder, at any price Lender chooses; and

H.            Exercise any rights it has, including those in the Note and other Loan Documents.

These actions will not release or reduce the obligations of Guarantor or create any rights or claims against Lender.

5.               FEDERAL LAW

When RBS is the holder, the Note and this Guarantee will be construed and enforced under Federal law, including RBS regulations. Lender or RBS may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes,

Guarantor Initial:	/s/ ILLEGIBLE

for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, RBS does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Guarantee, Guarantor may not claim or assert any local or state law against RBS to deny any obligation, defeat any claim of RBS, or preempt federal law.

6.               RIGHTS, NOTICES, AND DEFENSES THAT GUARANTOR WAIVES

To the extent permitted by law,

A.          Guarantor waives all rights to:

1)          Require presentment, protest, or demand upon Borrower;

2)          Redeem any Collateral before or after Lender disposes of it;

3)          Have any disposition of Collateral advertised; and

4)          Require a valuation of Collateral before or after Lender disposes of it.

B.            Guarantor waives any notice of:

1)         Any default under the Note;

2)         Presentment, dishonor, protest, or demand;

3)         Execution of the Note;

4)         Any action or inaction on the Note or Collateral, such as disbursements, payment, nonpayment, acceleration, intent to accelerate, assignment, collection activity, and incurring enforcement expenses;

5)         Any change in the financial condition or business operations of Borrower or any guarantor;

6)         Any changes in the terms of the Note or other Loan Documents, except increases in the amounts due under the Note; and

7)         The time or place of any sale of other disposition of Collateral.

C.            Guarantor waives defenses based upon any claim that:

1)         Lender failed to obtain any guarantee;

2)         Lender failed to obtain, perfect, or maintain a security interest in any property offered or taken as Collateral;

3)         Lender or others improperly valued or inspected the Collateral;

4)         The Collateral changed in value, or was neglected, lost, destroyed or underinsured;

5)         Lender impaired the Collateral;

6)         Lender did not dispose of any of the Collateral;

7)         Lender did not conduct a commercially reasonable sale;

8)         Lender did not obtain the fair market value of the Collateral;

9)         Lender did not make or perfect a claim upon the death or disability of Borrower or any guarantor of the Note;

Guarantor Initial:	/s/ ILLEGIBLE

10)       Lender made errors or omissions in Loan Documents or administration of the Loan;

11)       The financial condition of Borrower or any guarantor was overstated or has adversely changed;

12)       Lender did not seek payment from the Borrower, any other guarantors, or any Collateral before demanding payment from Guarantor;

13)       Lender impaired Guarantor’s suretyship rights;

14)       Lender modified the Note terms, other than to increase amounts due under the Note. If Lender modifies the Note to increase the amounts due under the Note without Guarantor’s consent, Guarantor will not be liable for the increased amounts and related interest and expenses, but remains liable for all other amounts;

15)       Borrower has avoided liability on the Note; or

16)       Lender has taken an action allowed under the Note, this Guarantee, or other Loan Documents.

7.               DUTIES AS TO COLLATERAL

Guarantor will preserve the Collateral pledged by Guarantor to secure this Guarantee. Lender has no duty to preserve or dispose of any Collateral.

8.               SUCCESSORS AND ASSIGNS

Under this Guarantee, Guarantor includes heirs and successors, and Lender includes its successors and assigns.

9.               GENERAL PROVISIONS

A.          ENFORCEMENT EXPENSES. Guarantor promises to pay all expenses Lender incurs to enforce this Guarantee, including, but not limited to, attorney’s fees and costs.

B.            RBS NOT A CO-GUARANTOR. Guarantor’s liability will continue even if RBS pays Lender. RBS is not a co-guarantor with Guarantor. Guarantor has no right of contribution from RBS.

C.            SUBROGATION RIGHTS. Guarantor has no subrogation rights as to the Note or the Collateral until the Note is paid in full.

D.           JOINT AND SEVERAL LIABILITY. All individuals and entities signing as Guarantor are jointly and severally liable.

E.             DOCUMENT SIGNING. Guarantor must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.

Guarantor Initial:	/s/ ILLEGIBLE

F.             FINANCIAL STATEMENTS. Guarantor must give Lender financial statements or other information requested by the Lender. Failure by the Guarantor to submit the requested information can result in the Lender taking appropriate action consistent with applicable State law.

G.            LENDER’S RIGHTS CUMULATIVE, NOT WAIVED. Lender may exercise any of its rights separately or together, as many times as it chooses. Lender may delay or forgo enforcing any of its rights without losing or impairing any of them.

H.           ORAL STATEMENTS NOT BINDING. Guarantor may not use an oral statement to contradict or alter the written terms of the Note or this Guarantee, or to raise a defense to this Guarantee.

I.                SEVERABILITY. If any part of this Guarantee is found to be unenforceable, all other parts will remain in effect.

J.               CONSIDERATION. The consideration for this Guarantee is the Loan or any accommodation by Lender as to the Loan.

10.         STATE-SPECIFIC PROVISIONS

SEE ATTACHED SIGNATURE PAGE.

11.         GUARANTOR ACKNOWLEDGMENT OF TERMS

Guarantor acknowledges that Guarantor has read and understands the significance of all terms of the Note and this Guarantee, including all waivers.

12.         GUARANTOR ACKNOWLEDGEMENT OF FEDERAL DEBT

Guarantor acknowledges and agrees that any loss claim paid by the Agency on the Note shall be a Federal Debt owed by Guarantor up to the amount in paragraph 1. Guarantor agrees to immediately reimburse RBS for the loss claim. RBS may use all remedies available to it, including those under the Debt Collection Improvement Act, to recover the Federal Debt from the Guarantor. RBS’s right to collect from the Guarantor is independent of the Lender’s rights to collect under the Note and will not be affected by any release by the Lender. Any RBS collection under this paragraph does not need to be shared with the Lender.

13.         SIGNATURE(S)

By signing below, each individual or entity becomes obligated as Guarantor under this Guarantee.

/s/ ILLEGIBLE

TIME IS OF THE ESSENCE OF THIS GUARANTEE.

THE GUARANTOR HEREBY WAIVES THE RIGHT TO REQUIRE THE HOLDER OF THE OBLIGATIONS HEREBY GUARANTEED TO TAKE ACTION AGAINST THE DEBTOR AS PROVIDED IN O.C.G.A. § I0-7-24.

THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY’S COMMISSION OF TEN (10) PERCENT FOR THE COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

WARNING—BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

EXECUTED under seal as of the date above.

GUARANTOR:

ADCARE HEALTH SYSTEMS, INC., an Ohio corporation

By:	/s/ Chris Brogdon
Chris Brogdon
Vice Chairman man and Chief Acquisition Officer

CORPORATE ACKNOWLEDGMENT

STATE OF GEORGIA

COUNTY OF COBB

On this 27th day of July, in the year 2011, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Chris Brogdon, Vice Chairman and Chief Acquisition Officer of AdCare Health Systems, Inc. and thereupon he acknowledged under oath to my satisfaction that he is the person who executed the within instrument, that he was authorized to execute the within instrument on behalf of said corporation and that he executed said instrument as the voluntary act of the said company.

Signature	/s/ Ellen W. Smith
Notary public in and for said county and state

My Commission Expires: